BYLAWS OF

SOUTHERN COMMUNITY FINANCIAL CORPORATION

BYLAWS
OF
SOUTHERN COMMUNITY FINANCIAL CORPORATION

Index

ARTICLE I

Offices

Section 1. Section 2. Section 3.	Principal Offices Registered Office Other Offices

ARTICLE II

Meetings of Shareholders

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10.	Annual Meeting Substitute Annual Meeting Special Meetings Place of Meetings Notice of Meetings Waiver of Notice Voting Lists Quorum Voting Proxies

ARTICLE III

Board of Directors

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10.	General Powers Number, Term of Office and Qualifications Election of Directors Directors’ Immunity Removal of Directors Vacancies Compensation of Directors Committees Chairman of Board Nominations

ARTICLE IV

Meetings of Directors

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9.	Regular Meetings Special Meetings Place of Meetings Notice of Meetings Quorum; Manner of Acting Presumption of Assent Informal Action of Directors Resignations Minutes

ARTICLE V

Officers

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7. Section 8. Section 9. Section 10. Section 11. Section 12. Section 13. Section 14.	Number of Officers
Election, Term of Office and Qualifications
Subordinate Officers and Agents
Removal
Resignations
Vacancies
President/Chief Executive Officer
Vice President
Secretary
Assistant Secretary
Treasurer
Duties of Officers May Be Delegated
Salaries of Officers
Bonds

ARTICLE VI

Contracts, Loans, Deposits, Checks, Drafts, Etc.

Section 1. Section 2. Section 3. Section 4.	Contracts Loans Deposits Checks, Drafts, Etc.

ARTICLE VII

Share Certificates and Their Transfer

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7.	Share Certificates Transfers of Shares Lost or Destroyed Certificates Regulations Fixing Record Date Holder of Record Reacquired Shares

ARTICLE VIII

General Provisions

Section 1. Section 2. Section 3. Section 4. Section 5. Section 6. Section 7.	Corporate Seal Distributions Fiscal Year Waiver of Notice Amendments Indemnification Interpretation of Bylaws

CODE OF BYLAWS

ARTICLE I

Offices

Section 1. Principal Office. The Corporation’s principal office shall be located in Winston-Salem, North Carolina, or at such other place(s) as the Board may designate from time to time.

Section 2. Registered Office. The Corporation’s registered office, which by law is required to be maintained within the State, shall be located at such place or places within the State of North Carolina as the Board may designate from time to time.

Section 3. Other Offices. The Corporation may have offices at such places, either within or outside the State, as the Board may determine from time to time.

ARTICLE II

Meeting of Shareholders

Section 1. Annual Meeting. The annual meeting of shareholders shall be held within 180 days of the close of the fiscal year, as set by the Board, for the purpose of electing directors of the Corporation and for the transaction of such other business as properly may be brought before the meeting.

Section 2. Substitute Annual Meeting. If the annual meeting shall not be held on the day designated by these Bylaws, a substitute annual meeting may be called in the manner provided for the call of a special meeting in accordance with the provisions of Section 3 of this Article and a substitute annual meeting so called shall be designated as and shall be treated, for all purposes, as the annual meeting.

Section 3. Special Meetings. Special meetings of the shareholders may be called at any time by (a) the President of the Corporation, (b) the Chairman of the Corporation, (c) the Secretary of the Corporation or (d) the Board.

Section 4. Place of Meetings. All meetings of shareholders shall be held at the principal office of the Corporation or at such other place, either within or without the State of North Carolina, as shall be designated in the notice of the meeting or agreed upon by a majority of the shareholders entitled to vote thereat.

Section 5. Notice of Meetings. Written or printed notice stating the time and place of a shareholders’ meeting shall be delivered, personally or by mail, by or at the direction of the Chief Executive Officer, the President, the Board or by such other person or persons calling such meeting, to each shareholder of record entitled to vote at such meeting, not less than ten or more than sixty days prior to the date of such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder to the address determined in the manner indicated below, with postage thereon prepaid. A statement of the business to be transacted at an annual or substitute annual meeting of shareholders need not be set forth in the notice of such meeting except that if any matter is to be considered or acted upon, other than the election of directors, on which the vote of shareholders is required under the provisions of the Act then a specific statement thereof shall be set forth in such notice. In the case of a special meeting, the notice shall set forth the nature of the business to be transacted. If any meeting of shareholders is adjourned to a different date, time, or place, notice need not be given of the new date, time, or place if the new date, time, or place is announced at the meeting before adjournment and if a new record date is not fixed for the adjourned meeting. If a new record date for the adjourned meeting is or must be fixed pursuant to the Act, notice of the adjourned meeting must be given as provided in this Section to persons who are shareholders as of the new record date. Any notice which shall be mailed shall be directed to each shareholder at its address as set forth on the Corporation’s share books, except that if any shareholder shall have filed with the Secretary a written request that notices intended for such shareholder be mailed to some other address, then notice to such shareholder shall be mailed to the address set forth in such written request.

Section 6. Waiver of Notice. Any shareholder may waive notice of any meeting before or after the meeting. the waiver must be in writing, signed by the shareholder, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. A shareholder’s attendance, in person or by proxy, at a meeting (a) waives objection to lack of notice or defective notice of the meeting, unless the shareholder or the shareholder’s proxy at the beginning of the meeting objects to holding the meeting or transacting business thereat, and (b) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the shareholder or the shareholder’s proxy objects to considering the matter before it is voted upon.

Section 7. Voting Lists. No later than two days after notice of a shareholder is given, the Secretary shall prepare an alphabetical list of the shareholders entitled to notice of such meeting. The Secretary shall maintain such list and make it available as provided by the Act.

Section 8. Quorum. Except as otherwise provided by the Act, the Articles or these Bylaws, the presence in person or by proxy of holders of record of a majority of the shares entitled to vote shall be necessary to constitute a quorum for action on such matters; provided, however, that at any substitute annual shareholders’ meeting called in accordance with Section 2 of this Article, the shares entitled to vote there represented, in person or by proxy, shall constitute a quorum. In the absence of a quorum, a majority of the shares entitled to vote there represented, in person or by proxy, may adjourn the meeting from time to time. At any such adjourned meeting, at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called if a quorum had been there present. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

Section 9. Voting. At each shareholders’ meeting, every holder of record of shares entitled to vote shall be entitled to one vote for every share standing in his name on the Corporation’s books, unless otherwise provided by the terms of such shares, and all questions, except as otherwise provided by the Act, the Articles, or these Bylaws, shall be determined by a majority of the votes so cast. Any provision in these Bylaws prescribing the vote required for any purpose as permitted by law may not itself be amended by a vote less than the vote prescribed therein. Persons holding shares in a fiduciary capacity shall be entitled to vote the shares so held. Shares owned by the Corporation, directly or indirectly, through a subsidiary corporation or otherwise, or held directly or indirectly in a fiduciary capacity by it or by a subsidiary corporation, shall not be voted at any shareholders’ meeting and shall not be counted in determining the total number of outstanding shares at a given time entitled to vote, except to the extent permitted by the Act. Voting on all matters, except the election of Directors, shall be by voice vote or by show of hands except that if prior to voting on any particular matter demand shall be made by or on behalf of the holders of not less than one-tenth (1/10th) of the shares represented, in person or by proxy, at such meeting and entitled to vote on such matter that the vote thereon be taken by ballot, then the vote on such matter shall be taken by ballot.

Section 10. Proxies. Any shareholder entitled to vote may vote by proxy, provided that the instrument authorizing such proxy to act shall have been executed in writing by the shareholder or his duly authorized attorney. No proxy shall be valid after the expiration of eleven months from the date of its execution, unless the person executing it shall have specified therein the length of time it is to continue in force or limits its use to a particular meeting. Each instrument designating a proxy shall be exhibited to the Secretary and shall be filed with the Corporation’s records.

ARTICLE III

Board of Directors

Section 1. General Powers. All corporate powers shall be exercised by or under the authority of and the business and affairs of the Corporation manage under the direction of, the Board, except as otherwise provided in the Articles.

Section 2. Number, Term of Office and Qualifications.(a) The number of directors shall be not less than six (6) nor more than fourteen (14) shareholders. The exact number of directors, within the minimum and maximum limitations of the preceding sentence, shall be fixed from time to time by the Board pursuant to a resolution adopted by a majority of the entire Board prior to the annual meeting of shareholders at which such directors are to be elected. In addition to the foregoing relating to the determination of the number and election of directors, the shareholders, at any meeting thereof, may authorize not more than two (2) additional directorships which may be left unfilled by the shareholders at such meeting, to be filled in the discretion of the directors during the interval between meetings of the shareholders.

(b) At the first annual meeting of shareholders, the Board shall be divided into three classes, containing as nearly equal a number of directors as possible, with the term of office for the first class to expire at the first annual meeting of shareholders after their election, the term of office for the second class to expire at the second annual meeting of shareholders after their election, and the term of office for the third class to expire at the third annual meeting of the shareholders after their election. At each annual meeting of shareholders following such initial classification and election, directors elected to succeed those directors whose terms expire shall be selected for a term of office to expire the third succeeding annual meeting of shareholders after their election. In the event of any increase or decrease in the number of directors, the additional or eliminated directorships shall be so classified or chosen so that all classes of directors shall remain and become as nearly equal in number as possible. Each director shall continue in office until the expiration of his term as specified above and until his successor shall have been elected and qualified, or until his death or until he shall resign or shall have become disqualified or shall have been removed in the manner hereinafter provided.

(c) No one may be eligible for election as a director after the date on which he or she attains the age of seventy-two (72) years.

Section 3. Election of Directors. Except as provided in Section 6 of this Article, the Directors shall be elected at the shareholders’ annual meeting of shareholders and the persons who shall receive the highest number of votes shall be the elected directors. If prior to voting for the election of Directors demand therefor shall be made by or on behalf of any share entitled to vote at such meeting, the election of directors shall be by ballot.

Section 4. Directors’ Immunity. To the fullest extent permitted by law, each Director shall be immune from personal liability of each Director arising out of an action whether by or in the right of the Corporation or otherwise for monetary damages for breach of any duty as a Director.

Section 5. Removal of Directors. Any director may be removed from office at any time with or without cause by either (i) a two-thirds (2/3) vote of all the directors or (ii) a vote of shareholders whenever the number of votes cast in favor of removal of the director exceeds the number of votes cast against such removal. A director may not be removed by the shareholders at a meeting unless the notice of the meeting states that the purpose, or one of the purposes, of the meeting is removal of the director. If any directors are so removed, new directors may be elected at the same meeting to fill the unexpired term of the removed director.

Section 6. Vacancies. Except as provided in Section 2 of this Article, a vacancy in the Board created by an increase in the authorized number of Directors shall be filled only by election at an annual meeting of shareholders or at a special meeting of shareholders called for that purpose; provided, however, that prior to the issuance of the Corporation’s shares any such vacancy may be filled by the then existing Board. Any vacancy in the Board created other than by an increase in the authorized number of Directors may be filled by a majority of the remaining Directors, even though less than a quorum, or by the sole remaining Director. The shareholders may elect a Director at any time to fill any vacancy not filled by the Directors. In the event of the resignation of a Director to take effect at a future date either the Board or the shareholders, at any time after tender of such resignation, may elect a successor to such Director to take office as of the effective date of such resignation. Any Director elected to fill a vacancy shall be elected for the unexpired term of his predecessor.

Section 7. Compensation of Directors. The Board may cause the Corporation to compensate Directors for their services as Directors and may provide for the payment by the Corporation of all expenses incurred by directors in attending regular and special meetings of the Board.

Section 8. Committees. The Board, by resolution of a majority of the number of directors in office, may designate two or more directors to constitute an Executive Committee and such other committees as the Board shall deem advisable, each of which, to the extent authorized by law and provided in such resolution, shall have and may exercise all of the authority of the Board in the management of the Corporation. The designation of any committee and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility or liability imposed upon the Board, or any member thereof, by law.

Section 9. Chairman of Board. The Directors shall elect a Chairman from their number at any meeting of the Board. The Chairman shall preside at all meetings of the Board and perform such other duties as the Board may direct.

Section 10. Nominations. Only persons who are nominated in accordance with the provisions set forth in these bylaws shall be eligible to be elected as directors at an annual or special meeting of shareholders. Nomination for election to the Board shall be made by or at the direction of the Nominating Committee appointed by the Board. Nomination for election of any person to the Board may also be made by a shareholder entitled to vote on such election if written notice of the nomination of such person shall have been received by the Secretary of the Corporation at the principal office of the Corporation on a day which is at least seven business days and not more than 60 days prior to the date of the meeting. Each such notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination; (b) a representation that such shareholder is a holder of the record of shares of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) as to each person to be nominated (i) such person’s name and address, employment history for the past five years, affiliations, if any, with the Corporation and other corporations, the number of shares of the Corporation that are owned of record or beneficially by such person and information concerning any transactions in such shares within the prior 60 days, whether such person has been convicted in a criminal preceding (excluding traffic violations or similar misdemeanors) within the past five years and the details thereof, whether such person has been a party to any proceeding or subject to any judgment, decree or final order with respect to violations of federal or state securities laws within the past five years and the details thereof, and the details of any contract, arrangement, understanding or relationships with any person with respect to any securities of the Corporation; (ii) such person’s written consent to being named as a nominee and to serving as a director if elected; and (iii) a description of all arrangements or understanding between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder. Recommendations and nominations not made in accordance herewith may, in his or her discretion, be disregarded by the Chairman of the meeting, and upon his or her instruction, the voting inspectors may disregard all votes cast for each such nominee.

ARTICLE IV

Meetings of Directors

Section 1. Regular Meetings. A regular annual meeting of the Board may be held immediately after the shareholders’ annual meeting and if not then held shall be held within a reasonable time thereafter. In addition, the Board may provide, by resolution, the time and place, within or without the State, for the holding of additional regular meetings. The Board shall meet at least quarterly, including the regular meeting to be held immediately or shortly after the annual meeting of shareholders.

Section 2. Special Meetings. Special Board meetings may be called by or at the request of the Chief Executive Officer, the President or any two Directors.

Section 3. Place of Meetings. All Board meetings shall be held at the Corporation’s principal office except that such meetings may be held at such other place, within or without the State, as may be designated in a duly executed waiver of notice of such meeting or as may be otherwise agreed upon in advance of the meeting by a majority of Directors.

Section 4. Notice of Meetings. Regular meetings of the Board may be held without notice. Special meetings shall be called on not less than three (3) days’ prior notice. Notice of a special meeting need not state the purpose thereof, unless otherwise required by the Act or these Bylaws, and such notice shall be directed to each Director at his residence or usual place of business by mail, cable or telegram, or may be delivered personally. A Director’s presence at a meeting shall constitute a waiver of notice of that meeting except when such Director attends the meeting solely for the purpose of objecting to the transaction of any business thereat, on the grounds that the meeting has not been lawfully called, and does not otherwise participate in such meeting.

Section 5. Quorum; Manner of Acting. A majority of the number of Directors then authorized as the number of Directors of the Corporation shall constitute a quorum for the transaction of any business at any meeting. Except as otherwise expressly provided in the Articles or these Bylaws, the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board. The vote of a majority of the Directors then holding office shall be required to adopt, amend or repeal a Bylaw or to dissolve the Corporation pursuant to the Act without shareholder consent.

Section 6. Presumption of Assent. A Director who is present at a Board meeting at which action on any matter is taken shall be presumed to have assented to the action taken on any such matter unless (a) his contrary vote is recorded or his dissent or abstention is otherwise entered in the minutes of the meeting, (b) the Director files his written dissent or abstention to such action with a person acting as the secretary of the meeting before the adjournment thereof or (c) the Director forwards such dissent or abstention by registered mail to such secretary immediately after the adjournment of the meeting. Such right to dissent or abstention shall not apply to a Director who voted in favor of such action.

Section 7. Informal Action of Directors. Action taken without a meeting shall constitute action of the Board if written consent to the action in question is signed by a majority of (or of a committee appointed by the Board in accordance with these Bylaws) the Directors then holding office or members of the committee, as the case may be, and filed with the minutes of the proceedings of the Board or such committee, whether done before or after the action so taken. Any one or more Directors may participate in any Board or committee meeting by means of a conference telephone or similar communications device which allows all persons participating in the meeting simultaneously to hear each other, and such participation in a meeting shall be deemed presence in person at such meeting.

Section 8. Resignations. A Director may resign at any time by communicating his resignation to the Board, its chairman, or the Corporation. A resignation is effective when it its communicated unless it specifies in writing a later effective date or subsequent event upon which it will become effective. Unless otherwise specified therein, the acceptance of any such resignation shall not be necessary to make it effective.

Section 9. Minutes. The Secretary or an Assistant Secretary shall keep minutes of all Board meetings, and the same shall be recorded in a book or books which shall be kept for that purpose, which book of books shall be kept on file in the Corporation. The minutes shall show a record of all action taken by the Board concerning the Corporation’s conduct, management, and welfare. The minutes of any meeting of a Board committee, showing the actions taken by such committee since the last meeting, shall be submitted to the Board at each Board meeting. All minutes must be signed by either the chairman or the secretary of the meeting.

ARTICLE V

Officers

Section 1. Number of Officers. The Corporation’s officers shall be a Chief Executive Officer, a President, one or more Vice Presidents, a Secretary and a Treasurer, and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article. Any two offices or more may be held by one person, except the offices of President and Secretary, but no officer shall sign or execute any document in more than one capacity.

Section 2. Election, Term of Office and Qualifications. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall be chosen by the Board and shall hold office until the annual meeting of the Board held next after his election or until his successor shall have been duly chosen and qualified or until his death or until he shall resign or shall have been disqualified or shall have been removed from office.

Section 3. Subordinate Officers and Agents. The Board from time to time may appoint other officers or agents, each of whom shall hold office for such period, have such authority, and perform such duties as the Board from time to time may determine. The Board may delegate to any officer or agent the power to appoint any subordinate officer or agent and to prescribe his respective authority and duties.

Section 4. Removal. The officers specifically designated in Section 1 of this Article may be removed, either with or without cause, by vote of a majority of the whole Board at a special meeting of the Board called for that purpose. The officers appointed in accordance with the provisions of Section 3 of this Article may be removed, either with or without cause, by a majority vote of the Directors present at any meeting, or by any officer or agent upon whom the Board may confer such power of removal. The removal of any person from office shall be without prejudice to the contract rights, if any, of the person so removed.

Section 5. Resignations. Subject to any contract obligations or provisions in this regard, any officer may resign at any time by giving written notice to the Board or to the President or Secretary, or if he were appointed by an officer or agent in accordance with Section 3 of this Article, by giving written notice to the officer or agent who appointed him. Any such resignation shall take effect upon its being accepted by the Board or by the officer or agent appointing the person so resigning.

Section 6. Vacancies. A vacancy in any office because of death, resignation, removal, or disqualification, or any other cause, shall be filled for the unexpired portion of the term in the manner prescribed by these Bylaws for regular appointments or elections to such offices.

Section 7. President/Chief Executive Officer. The President shall be the Chief Executive Officer of the Corporation unless otherwise designated by the Board of Directors. Subject to the instructions of the Board of Directors, the President shall have general charge of the business, affairs and property of the Corporation and control over its other officers, agents and employees. The President shall perform such other duties as from time to time may be assigned by the Board of Directors. If the Board of Directors designates a Chief Executive Officer separate from the President, the Chief Executive Officer shall be the highest officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all business and affairs of the Corporation, shall preside at all meetings of shareholders at which he may be present and shall perform such other duties as from time to time may be assigned by the Board of Directors.

Section 8. Vice President. At the Chief Executive Officer’s request, or in the absence or disability of the Chief Executive Officer and/or the President, the Vice President, and if there be more than one (1) Vice President, the Vice President designated by the Board, or in the absence of such designation, the Vice President designated by the Chief Executive Officer, or absent such designation, in order of length of service, shall perform all the duties of the Chief Executive Officer, in the absence or disability of the Chief Executive Officer and the President, and the President, in the absence or disability of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon such office. The Vice Presidents shall perform such other duties and have such authority as the Chief Executive Officer or the Board may from time to time assign to them.

Section 9. Secretary. The Secretary shall keep the minutes of the meetings of shareholders and of the Board, and shall see that all notices are duly given in accordance with the provisions of these Bylaws or the Act. He shall be custodian of the Corporation’s records, books, reports, statements, certificates and other documents and of the Corporation’s seal, and see that the seal is affixed to all share certificates prior to their issuance and to all documents requiring such seal. In general, he shall perform all duties and possess all authority incident to the office of Secretary, and he shall perform such other duties and have such other authority as the Chief Executive Officer or the Board may from time to time assign to him.

Section 10. Assistant Secretary. In the absence of the Secretary or in the event of his death, inability, or refusal to act, any Assistant Secretary, if such an officer is appointed by the Board, shall, unless otherwise determined by the Board, perform the duties of the Secretary, and when so acting shall have all the powers of and be subject to all the restrictions upon the Secretary. An Assistant Secretary shall perform such other duties as may be assigned to him by the Secretary, by the Chief Executive Officer, or by the Board.

Section 11. Treasurer. The Treasurer shall have supervision over the Corporation’s funds, securities, receipts and disbursements of the Corporation. He shall keep full and accurate accounts of the Corporation’s finances in books especially provided for that purpose, and he shall cause a true statement of its assets and liabilities, as of the close of each fiscal year, and of the results of its operations and of changes in surplus for such fiscal year, all in reasonable detail, to be made and filed at the Corporation’s principal office within four months after the end of such fiscal year. The statement so filed shall be kept available for inspection by any shareholder for a period of ten years and the Treasurer shall mail or otherwise deliver a copy of the latest such statement to any shareholder upon his written request for the same. He shall in general perform all duties and have all authority incident to the office of Treasurer and shall perform such other duties and have such other authority as the Chief Executive Officer or the Board may from time to time assign or grant to him.

Section 12. Duties of Officers May Be Delegated. In case of the absence of any officer of the Corporation or for any other reason that the Board may deem sufficient, the Board may delegate the powers or duties of such officer to any other officer or to any Director for the time being provided a majority of the entire Board concurs therein.

Section 13. Salaries of Officers. No officer shall be prevented from receiving a salary as such officer or from voting thereon by reason of the fact that he is also a Director. The Board shall from time to time fix the salaries of the Corporation’s officers, including such officers as may be Directors, except that the Board may delegate to any officer who has been given power to appoint subordinate officers or agents, as provided in Section 3 of this Article, the authority to fix the salaries or other compensation of any such officers or agents appointed by him.

Section 14. Bonds. Each officer and employee of the Corporation shall give bond to the Corporation, in a suitable amount to be approved by the Board, conditioned upon the faithful performance of the duties of his respective office or position, and to comply with such other conditions as may from time to time be required by the Board.

ARTICLE VI

Contracts, Loans, Deposits, Checks, Drafts, Etc.

Section 1. Contracts. The Board may authorize any officer or officers, agent or agents to enter into any contract or to execute or deliver any instrument on behalf of the Corporation, and such authority may be general or confined to specific instances.

Section 2. Loans. No loans shall be contracted on the Corporation’s behalf and no evidences of indebtedness shall be issued in its name, unless and except as authorized by resolution of the Board. Any officer or agent of the Corporation thereunto so authorized may effect loans or advances for the Corporation and for such loans and advances may make, execute and deliver promissory notes, bonds, or other evidences of indebtedness of the Corporation. Any such officer or agent, when thereunto so authorized, may mortgage, pledge, hypothecate or transfer as security for the payment of any and all loans, advances, indebtedness and liabilities of the Corporation any real property and all stocks, bonds, other securities and other personal property at any time held by the Corporation, and to that end may endorse, assign and deliver the same, and do every act and thing necessary or proper in connection therewith. Such authority may be general or confined to specific instances.

Section 3. Deposits. All corporate funds shall be deposited from time to time to the Corporation’s credit in such banks or trust companies or with such bankers or other depositories as the Board may select, or as may be selected by any corporate officer or officers, agent or agents to whom the Board may give such power from time to time.

Section 4. Checks, Drafts, Etc. All notes, drafts, acceptances, checks and endorsements or other evidences of indebtedness shall be signed by the President or a Vice President and by the Secretary or the Treasurer, or in such other manner as the Board from time to time may determine. Endorsements for deposit to the Corporation’s credit in any of its duly authorized depositories shall be made by the President or Treasurer or by any officer or agent who may be designated by Board resolution in such manner as such resolution may provide.

ARTICLE VII

Share Certificates and Their Transfer

Section 1. Share Certificates. Share certificates of the Corporation shall be in such form as the Board may approve from time to time. The Corporation shall issue and deliver to each shareholder certificates representing all fully paid shares owned by him. They shall be signed by the Chief Executive Officer, the President or a Vice President and by the Secretary, Assistant Secretary, or the Treasurer and sealed with the Corporation’s seal, which seal may be a facsimile, engraved or printed. All shares shall be consecutively numbered or otherwise identified.

Section 2. Transfers of Shares. The Secretary shall keep books containing the names, alphabetically arranged, of all shareholders of the Corporation, and showing their address, the number and class of shares held by them respectively, the date of issue of such shares, the time when they respectively became the owners thereof and the amount paid thereon. Transfers of the Corporation’s shares shall be made on such books at the direction of the record holder thereof or his attorney thereunto duly authorized by a power of attorney thereunto duly executed and filed with the Secretary, or with the transfer agent, if any, for such shares, and the surrender of the certificate or certificates for such shares properly endorsed.

Section 3. Lost or Destroyed Certificates. The Board may authorize the issuance of a new share certificate in place of a certificate theretofore issued by the Corporation claimed to have been lost or destroyed, upon receipt of an affidavit to such fact from the person claiming the loss or destruction. The Board in its discretion may require the owner of the certificate alleged to have been lost, destroyed, stolen or mutilated, or his legal representative, to give the Corporation and its transfer agent and its registrar, if any, before the issuance of such new certificate, a bond of indemnity in such sum and in such form and with such surety or sureties as the Board may direct or the Board, by resolution reciting that the circumstances justify such action, may authorize the issuance of such new certificate without requiring such bond.

Section 4. Regulations. The Board may make such rules and regulations as it may deem expedient concerning the issuance and transfer of certificates for the Corporation’s shares and may appoint transfer agents or registrars, or both, and may require all certificates of stock to bear the signature of either or both.

Section 5. Fixing Record Date. (a) The Board may fix a future date as the record date in order to determine (i) the shareholders entitled to notice of a meeting of shareholders, (ii) the shareholders entitled to demand a special meeting, (iii) the shareholders entitled to vote, or (iv) the shareholders entitled to take any other action. A record date fixed under this Section may not be more than seventy (70) days before the meeting or action requiring a determination of shareholders.

(b) A determination of shareholders entitled to notice of or to vote at a meeting of shareholders is effective for any adjournment of the meeting unless the Board fixes a new record date for the adjourned meeting, which it must do if the meeting is adjourned to a date more than one hundred twenty (120) days after the date fixed for the original meeting.

Section 6. Holder of Record. The Corporation may treat as absolute owner of shares the person in whose name the shares stand of record on its books just as if that person has full competency, capacity and authority to exercise all rights of ownership irrespective of any knowledge or notice to the contrary or any description indicating a representative, pledge or other fiduciary relation or any reference to any other instrument or to the rights of any other person appearing upon its record or upon the share certificate, except that any person furnishing to the Corporation proof of his appointment as a fiduciary shall be treated as if he were a holder of record of its shares, and except as may otherwise by expressly provided by the laws of the State.

Section 7. Reacquired Shares. Shares of the Corporation that have been issued and thereafter reacquired by the Corporation shall constitute authorized but unissued shares.

ARTICLE VIII

General Provisions

Section 1. Corporate Seal. The corporate seal shall be in such form as the Board may approve from time to time.

Section 2. Distributions. The Board from time to time may authorize, and the Corporation may pay, distributions and share dividends on the Corporation’s outstanding shares in the manner and upon the terms and conditions provided by law and by the Articles.

Section 3. Fiscal Year. The Corporation’s fiscal year shall be the year ending December 31 of each year.

Section 4. Waiver of Notice. Whenever any notice is required to be given to any shareholder or director under the Act, the Articles or these Bylaws, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice.

Section 5. Amendments. Except as otherwise herein provided, these Bylaws may be amended or repealed and new Bylaws may be adopted by the affirmative vote of a majority of the directors then holding office at any regular or special Board meeting. The Board shall not have power to adopt a Bylaw: (a) requiring more than a majority of the voting shares for a quorum at a shareholders’ meeting or more than a majority of the votes cast to constitute action by the shareholders, except where higher percentages are required by law; or (b) providing for the management of the Corporation other than by the Board or its Executive Committee. The shareholders may make, alter, amend or repeal the Corporation’s Bylaws at any annual meeting or at a special meeting called for such purpose, and Bylaws adopted by the directors may be altered or repealed by the shareholders. No Bylaw adopted or amended by the shareholders shall be altered or repealed by the Board, unless specific authority to do so is provided to the Board by the shareholders.

Section 6. Indemnification. The Corporation shall, to the fullest extent from time to time permitted by law, indemnify (a) all directors, officers, employees or agents of the Corporation and (b) any person who, at the Corporation’s request, is or was serving as a director, officer, partner, trustee, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise or as a trustee or administrator under an employee benefit plan, against liability and expenses in any proceeding (including without limitation a proceeding brought by or on behalf of the Corporation itself) arising out of their status as such or their activities in any of the foregoing capacities (“Indemnified Person”); provided, however, that the Corporation shall not indemnify or agree to indemnify an Indemnified Person against liability or expenses he may incur on account of his activities which were at the time taken known or believed by him to be clearly in conflict with the Corporation’s best interests.

The term “Indemnified Person” shall specifically include all persons who were initial directors, officers or employees of the Corporation prior to its incorporation and the Corporation shall, to the fullest extent from time to time permitted by law, indemnify such Indemnified Persons against liability and expenses in any proceeding arising out of their status as such or their activities on behalf of the Corporation prior to its incorporation.

The Corporation may pay in advance expenses incurred by an Indemnified Person in defending a proceeding in advance of the final disposition of such proceeding as authorized by the Board in the specific case or as authorized or required under any provision in the Articles or these bylaws or by any applicable resolution or contract, upon receipt of an undertaking by or on behalf of such Indemnified Person to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation against such expenses.

The Corporation shall also pay or indemnify an Indemnified Person for such person’s reasonable costs, expenses and reasonable attorney’s fees in connection with the enforcement of rights to indemnification granted herein.

The Board shall take all such action as may be necessary and appropriate to authorize the Corporation to pay the indemnification required by this bylaw, including without limitation a determination by a majority vote of disinterested directors that the activities giving rise to the liability or expense for which indemnification is requested were not, at the time taken, known or believed by the person requesting indemnification to be clearly in conflict with the best interests of the Corporation.

The Corporation may purchase and maintain insurance on behalf of an Indemnified Person against liability asserted against or incurred by him in that capacity or arising from his status, whether or not the Corporation would have the power to indemnify him against the same liability under any provision of these Bylaws.

The provisions of this section are subject to the following provisions:

(a) the termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that any such Indemnified Person did not meet any requisite standard of conduct imposed by law in order to be entitled to such indemnification;

(b) in the event of such Indemnified Person’s death, the rights to indemnification hereunder shall extend to his or her legal representative; and

(c) the rights to indemnification hereunder shall be in addition to and not exclusive of any other rights to which any such Indemnified Person may be entitled under any statute, agreement, insurance policy, or otherwise.

For the purposes of this section, “liability” means any obligation to pay a judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan), or reasonable expenses incurred with respect to a proceeding, “expenses” means expenses of every kind incurred in defending a proceeding, including counsel fees, and “proceeding” means any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal.

Section 7. Interpretation of Bylaws.

(a) All references in these Bylaws to directors, officers, shares and shareholders are references to directors, officers, shares and shareholders of the Corporation and the Board, unless the context clearly indicates otherwise.

(b) The following terms, as used in these Bylaws, shall have the following meanings, unless the context clearly indicates otherwise:

“Act” means the North Carolina Business Corporation Act, North Carolina General Statutes, Chapter 55.

“Articles” means the Corporation’s Articles of Incorporation.

“Corporation” shall mean Southern Community Financial Corporation, a North Carolina corporation.

“Board” means the Corporation’s Board of Directors.

“State” shall mean the state of North Carolina.